j2 Global Communications

www.j2global.com

Investor Presentation
First Quarter 2002 Results
April 2002

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management's current expectations or beliefs as of April 22, 2002 and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Unified messaging, broadcast fax and other revenues
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity
- Regulatory developments

All information in this presentation speaks as of April 22, 2002 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

- Inability to generate greater revenues and profits from unified communications, messaging, conference calling, broadcast faxing and advertising
- Limitations on the Company's ability to continue to grow or sustain the rate of growth of its subscriber base and/or the rate of revenue growth from the subscriber base
- Inability to successfully introduce new products and services
- Uncertainties regarding protection of intellectual property or violation of intellectual property of others
- The ability to successfully acquire and integrate other companies into j2 Global
- Factors relating to increased competition and limitations on the Company's ability to maintain or grow market share
- Failure to obtain necessary financing and lack of working capital
- The risk of loss of services of executive officers and other key employees
- The risk of adverse changes in the U.S. regulatory environment for unified communications
- Risks associated with technological change and/or adverse effects on our services from breaches of security or spamming
- Limitations on the Company's opportunities to enter into or renew agreements with third party distributors or suppliers
- Other factors set forth in the Company's filings with the Securities and Exchange Commission

j2 Global

j2 Global delivers business critical communication and messaging services to individuals and corporations throughout the world.

Investment Considerations

Participate in large, established & growing markets

- Fax
- Voicemail
- Conference Calling
- Unified Messaging

Proven business model

- Monthly recurring revenue model
- 3 Sales channels

Assets

- Customer base & brand awareness
- Global network
- Patents
- Financial position
- People

j2 Global

Assets

4.5 million customers

Global advanced messaging network

- 700+ cities in 18 countries on 5 continents
- 5+ MM unique telephone numbers worldwide, and growing

Patented technology and product roadmap

- 5 issued U.S. Patents, with 9 Patents pending

Strong financial position

- Q1 Revenue: $10.4 MM Earnings: $1.7 MM
- 19th consecutive quarter of revenue growth
- Virtually debt free
- $20+ MM of cash *and growing*
- Cash from operations in excess of Earnings

Market Size

Fax

- Est. $90+ B annual spend on transmission and supply costs
- Installed base of 27+ MM machines in the U.S. and growing

Voicemail

- 76+ MM enterprise voicemail boxes in use at end of 2000
- Expected 140+ MM enterprise voicemail boxes by end of 2005

Conferencing Services

- Estimated at more than $2 B in 2000
- Expected to approach $14 B worldwide by 2005

Unified Messaging

- Enterprise end-users expected to grow nearly 10-fold by year end 2005
- Average annual spend per new seat is in excess of $100

Source: j2 Global estimates based on data from Gartner, Inc., IDC, and Davidson Consulting.

j2 Global

Sales Channels

Web

- Targeted marketing to individuals over the Web
- Use of Web-based marketing tools
- Target individual users

Corporate

- Direct sales force to SMEs and large corporations
- Tele-sales to smaller businesses
- Resellers

Licensed Services

- Focused on large-scale opportunities that can provide a positive impact on j2 Global's revenue and profits
- Opportunistically license j2 Global's intellectual property and know how
- Royalty revenue from non-core assets

Web Channel Services

Faxing

- Inbound receipt of faxes into a subscriber's personal Email Inbox
- Desktop sending (format independent)
- Unique subscriber telephone number

Unified Messaging

- Faxing
- Inbound receipt of voicemail into a subscriber's personal Email Inbox
- Web-initiated Conference Calling
- Email-by-Phone® (next-gen Voicemail)

Web Channel Overview

Revenue Sources

- Monthly recurring
- Usage-based
- Advertising

Marketing

- Word of mouth/Branding
- Cost-of-Acquisition (COA) deals
- Lifecycle Management – Continually improve the quality of our customer base by evaluating all subscribers for margin potential and eliminating unprofitable users

Status (as of 3/31/02)

- More than 4 MM customers
- $7.7 MM Q1 2002 Revenue vs. $4.9 MM Q1 2001 Revenue

Corporate Channel Services

Faxing

- Inbound receipt of faxes into a subscriber's personal Email Inbox (secure & private)
- Desktop sending (format independent)
- Web-based Broadcast Faxing
- Centralized on-line account management
- Real-time telephone number provisioning
- Advanced billing options

Services in Development

- Web-initiated Conference Calling
- Next-Gen Voicemail/Email-by-Phone
- Document Management products

Corporate Channel Overview

Revenue Sources
- License fees
- Monthly recurring
- Usage-based

Marketing
- Direct sales force
- Telemarketing
- Web-generated leads
- Leads from existing databases of Web channel customers

Status (as of 3/31/02)
- 950+ corporate clients
- 23,000+ unique telephone numbers deployed
- $2.5 MM Q1 2002 Revenue vs. $1.3 MM Q1 2001 Revenue

Licensed Services Channel Overview

Offerings

- j2 Global's network, application capabilities and services integrated into 3rd party offerings
- Licensing of j2 Global's intellectual property and know how
- Royalty revenue from non-core assets

Marketing

- One-on-one meetings and negotiations
- Large deal focus for services integration
- Opportunistic focus on large and small IP transactions

Status

- Two Patent licenses have been obtained
- $182,000 Q1 2002 revenue vs. $301,000 in Q1 2001

j2 Global's Network Presence


j2 Global Network
Asia/Pacific
North America
Europe
South America
In process of being deployed

J2 Global's Advanced Messaging Network



j2 Global Customer
Internet
Redundant Links
j2 Global Inbound Services
(VPN / IPSec Connectivity)
Local POPs
• 700+ Cities
• 18 Countries
• 5 Continents
j2 Global "Message Bus"
Proprietary IP Control Structure
PDA
Pager
Future
Email
Storage
OCR
SIP-SS7 Messaging
MGCP (3G Network)
VoIP
Public
Telephone
Network
(PSTN)
• Network Management
• Billing
• Customer Care
• Security
• Send
j2 Global Data Centers
Fax
Email-by-Phone
Enhanced Voicemail
Conference
Calling
Internet Access
(Future)

Patented Technology

U.S. Patent No.	Description
6,208,638	Method and Apparatus for transmission & retrieval of Fax and Audio messages over a circuit or packet switched network
6,073,165	Filtering computer network messages directed to a user's Email Inbox through user-defined filters and forwarding a filtered message to the user's receiver
5,642,288	Intelligent document recognition and handling
5,877,963	Intelligent document recognition and handling
5,751,287	System for organizing document icons with suggestions, folders, drawers and cabinets

Plus nine pending U.S. Patents

j2 Global

Industry Accolades

PC Magazine — The 100 Top Web Sites 1999

Davidson Consulting
1999 Analyst Choice Award
Fax Product of the Year

Deloitte & Touche Technology Fast 50

J2 Global Named #1 Fastest Growing Technology Firm in Los Angeles For 2001

Deloitte & Touche Technology Fast 500

j2 Global Named 50th Fastest Growing Technology Firm in North America For 2001

Entrepreneur Magazine's 100 Best Web Sites for entrepreneurs
2001 – "Transmit It" Category

1999 MVP Finalist
PC Computing

2000 Bronze Medal
Messaging/Voicemail Category
Home Office Computing

j2 Global

Product Roadmap


Electronic Fax
Voice Services
Conference Services
Document Handling
Unified Messaging & Comm. Services

Electronic Fax
- Inbound Fax to Email
- Outbound Fax via Email
- Fax broadcasting
- OCR
- Fax storage/archive
- Secure fax send & receive
- New notification methods

Voice Services
- Inbound VM to Email
- Voicemail management
- Telephone access
- Enhanced voicemail
- Find me/Follow me
- Call screening
- Voicemail interrupt

Conference Services
- Web-based Conference Calling
- Collaboration

Document Handling
- ProtoFax®
- Messenger
- HotSend®
- PaperMaster®

Unified Messaging & Comm. Services
- Integrated Email, voicemail & fax services
- "Instant Messaging" integration
- Internet access

■ -Currently offered
■ -Future offering

Financial Highlights

Five Year Revenue Growth



(Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
96% CAGR
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02

Net Earnings (Loss)



(Millions)
$2.0
$1.0
$0.0
-$1.0
-$2.0
-$3.0
-$4.0
-$5.0
-$6.0
-$7.0
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02

j2 Global

EBITDA (Loss)


$3.0
$2.0
$1.0
$0.0
-$1.0
-$2.0
-$3.0
-$4.0
-$5.0
(Millions)
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02

j2 Global

Quarterly Review by Channel

	2001			2002
	Q2	Q3	Q4	Q1
Web	$6,205	$6,678	$7,232	$7,733
Quarter-to-Quarter Growth		7.6%	8.3%	6.9%
Corporate	1,332	1,650	2,020	2,464
Quarter-to-Quarter Growth		23.9%	22.4%	22.0%
Licensed Services	327	241	314	182
Other	0	28	14	0
Total Revenue	$7,864	$8,597	$9,580	$10,379
Quarter-to-Quarter Growth		9.3%	11.4%	8.3%

Condensed
Q1 2002 Income Statement

(Thousands)

	Three months ended March 31, 2002	2001
Total revenue	10,379	7,212
Total cost of revenue	3,440	3,505
Gross profit	6,939	3,707
Total operating expenses	5,516	7,170
Operating income (loss)	1,423	(3,463)
Other income (expense), net	93	423
Net earnings (loss)	1,516	(3,040)
Cumulative change in accounting principle	225	0
Net earnings (loss)	$1,741	($3,040)
Basic net earnings (loss) per share	$0.16	($0.26)
Diluted net earnings (loss) per share	$0.16	($0.26)
EBITDA *(see Note)*	2,356	(876)

Note: Defined as net earnings (loss) plus interest income (expense), net, plus taxes, plus depreciation and amortization, minus the cumulative change in accounting principle.

Condensed
Balance Sheet at March 31, 2002

(Thousands)

	March 31, 2002
ASSETS	
Cash and cash equivalents	$20,176
Other current assets	5,074
Total current assets	$25,250
Furniture, fixtures and equipment, net	5,856
Goodwill & other purchased intangibles, net	17,832
Other assets	1,201
Total assets	**$50,139**
LIABILITIES AND STOCKHOLDERS' EQUITY	
Accounts payable and accrued expenses	$4,192
Deferred revenue	1,630
Other current liabilities	1,424
Total current liabilities	$7,246
Long-term debt	0
Total liabilities	$7,246
Total stockholders' equity	$42,893
Total liabilities and stockholders' equity	**$50,139**

j2 Global

j2 Global Produces Cash

	(Millions)
Cash (as of 12/31/01)	$ 19.1
Cash (as of 3/31/02)	$ 20.2
Q1 Net Earnings	$ 1.7
Q1 Operating Cash Flow	$ 1.9

j2 Global produces more cash from operations than net Earnings

Revised
2002 Financial Performance Guidance

Quarterly Revenue Growth Rates by Channel

- Web Channel: 5% - 10%
- Corporate Channel: 10% - 33%
- Licensed Services: Flat with historical revenue

  (Large opportunities, but not predictable)

EBITDA Flow-Through of Incremental Revenue

- Q2 and Q3: 10% - 50%
- Q4: 50%+

Annual Estimates

- Revenue: $ 45+ million
- EBITDA: $ 9.5+ million
- Earnings: $ 6.8+ million or $0.64+ per share

j2 Global

Key Events Since Q4 2001

- Launched Internet fax solution in Microsoft Office XP
- Signed first two Patent licensing agreements
- Bogotá, Colombia in service
- Santiago, Chile in service
- Launched www.j2Corporate.com (Corporate Sales Website)

j2™

Global